Summary of Significant Accounting Policies (Schedule of Accounts and Financing Receivables Net classified as Held for Sale) (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Accounts receivable		$ 94,528	$ 130,037
Sogou [Member]
Accounts receivable		35,975	77,210
Financing receivables		41,911	66,858
Less: Allowance for credit losses	[1]	(6,700)	(12,255)
Total		$ 71,186	$ 131,813

[1]	The allowance for credit losses related to financing receivables was $6.4 million as of December 31, 2020.